Exhibit 99.1

News Release
WINNEBAGO INDUSTRIES ANNOUNCES PRELIMINARY THIRD QUARTER FISCAL 2025 RESULTS AHEAD OF THE BAIRD CONFERENCE

EDEN PRAIRIE, MINN, June 5, 2025 -- Winnebago Industries, Inc. (NYSE: WGO), a leading outdoor lifestyle product manufacturer, today announced preliminary third quarter fiscal 2025 financial results ahead of the Company’s participation on June 5 at the Baird 2025 Global Consumer Technology & Services Conference.

For its fiscal 2025 third quarter ended May 31, 2025, Winnebago Industries expects net revenues of approximately $775 million, reported earnings per diluted share in the range of $0.55 to $0.65 and adjusted diluted earnings per share in the range of $0.75 to $0.85(1). The Company plans to update its full-year fiscal 2025 outlook on its third quarter fiscal 2025 financial results conference call, which is scheduled for June 25, 2025.

“What began as an encouraging selling season in March was hampered by growing macroeconomic uncertainty, resulting in worsening consumer sentiment and an increasingly cautious dealer network in the final two months of our fiscal third quarter,” said Michael Happe, President and Chief Executive Officer of Winnebago Industries. “In this environment, we have maintained our posture of vigilant inventory management to ensure that production is aligned with current market demand and the needs of our dealer partners."

“While market pressures have been observed across our portfolio, they have been most acute in our Winnebago Motorhomes business unit,” Happe said. “As a result, we expect our net revenue over the last two quarters of fiscal 2025 to be significantly lower in this business unit than previously anticipated. As part of our business transformation of this unit, we have recently taken significant steps to lower field inventory, improve working capital, align our production schedule to market demand, and accelerate stronger product value for our consumers in the future. We have also initiated a range of strategic actions for the remainder of fiscal 2025 to reduce costs and improve profitability over the coming 2026 fiscal year, including aggressively modifying production schedules and adjusting headcount. While the near-term remains challenging, we believe the business transformation underway will allow Winnebago Motorhomes to navigate the market landscape with greater agility, positioning the business for long-term success."

“During uncertain times, we continue to focus on proactively managing the areas of the business within our control to generate profitable growth over the long-term,” Happe said. “Grand Design Towables is exhibiting meaningful signs of market share progress in the important travel trailer segment, and its launch of multiple Grand Design Lineage series motorhome products is resulting in high levels of dealer and consumer demand. The revitalization of a second towables brand – our Winnebago Towables business – is progressing as planned, as we prepare to launch a new line of products, beginning with the recently announced Winnebago Thrive. Newmar’s Class A diesel market share now exceeds 30%(2) and its expanded product line-up of Super C and new luxury Class C models bodes well for its future. And in the marine segment, both Barletta premium pontoons and Chris-Craft luxury runabouts continue to demonstrate retail market share gains, as we carefully manage shipments and field inventory to align with market conditions.”

Baird Conference
Management will participate in an analyst-led fireside discussion at the Baird 2025 Global Consumer, Technology & Services Conference on Thursday, June 5, 2025, at 1:25 p.m. ET. The live webcast will be accessible via the “Investors” section of the Company’s website and will be available for replay for 90 days.

Third Quarter Fiscal 2025 Conference Call
Winnebago Industries plans to report its third quarter fiscal 2025 financial results before the opening of the New York Stock Exchange on Wednesday, June 25, 2025. The Company will conduct a conference call at 9:00 a.m. CT that day hosted by Michael Happe, President and Chief Executive Officer, and Bryan Hughes, Senior Vice President and Chief Financial Officer.

Members of the news media, investors and the general public are invited to access a live broadcast of the conference call and view the accompanying presentation slides via the “Investors” section of the Company's website at http://investor.wgo.net. The event will be archived and available for replay for 90 days.

Preliminary Third Quarter Results
This press release includes estimated financial results for the third quarter of fiscal 2025, which are preliminary, unaudited and represent the most recent current information available to Company management. The Company’s actual results may differ from these estimated financial results, including due to the completion of its financial closing procedures and final adjustments.

Use of Non-GAAP Financial Measure
The non-GAAP performance measure adjusted diluted earnings per share has been provided as a comparable measure to illustrate the effect of non-recurring transactions occurring during the reported periods and to improve comparability of our results from period to period. Adjusted diluted earnings per share is defined as diluted earnings per share adjusted for after-tax items that impact the comparability of our results from period to period. Management believes adjusted diluted earnings per share provides meaningful supplemental information about our operating performance because this measure excludes amounts that we do not consider part of our core operating results when assessing our performance.

About Winnebago Industries
Winnebago Industries, Inc. is a leading North American manufacturer of outdoor lifestyle products under the Winnebago, Grand Design, Chris-Craft, Newmar and Barletta brands, which are used primarily in leisure travel and outdoor recreation activities. The Company builds high-quality motorhomes, travel trailers, fifth-wheel products, outboard and sterndrive powerboats, pontoons, and commercial community outreach vehicles. Committed to advancing sustainable innovation and leveraging vertical integration in key component areas, Winnebago Industries has multiple facilities in Iowa, Indiana, Minnesota and Florida. The Company’s common stock is listed on the New York Stock Exchange and traded under the symbol WGO. For access to Winnebago Industries' investor relations material or to add your name to an automatic email list for Company news releases, visit http://investor.wgo.net.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including preliminary third quarter fiscal 2025 results. Investors are cautioned that forward-looking statements are inherently uncertain. A number of factors could cause actual results to differ materially from these statements, including, but not limited to general economic uncertainty in key markets and a worsening of domestic and global economic conditions or low levels of economic growth; availability of financing for RV and marine dealers and retail purchasers; competition and new product introductions by competitors; ability to innovate and commercialize new products; ability to manage our inventory to meet demand; risk related to cyclicality and seasonality of our business; risk related to independent dealers; risk related to dealer consolidation or the loss of a significant dealer; significant increase in repurchase obligations; ability to retain relationships with our suppliers and obtain components; business or production disruptions; inadequate management of dealer inventory levels; increased material and component costs, including availability and price of fuel and other raw materials; ability to integrate mergers and acquisitions; ability to attract and retain qualified personnel and changes in market compensation rates; exposure to warranty claims and product recalls; ability to protect our information technology systems from data security, cyberattacks, and network disruption risks and the ability to successfully upgrade and evolve our information technology systems; ability to retain brand reputation and related exposure to product liability claims; governmental regulation, including for climate change; increased attention to environmental, social, and governance ("ESG") matters, and our ability to meet our commitments; impairment of goodwill and trade names; risks related to our 2030 Convertible Notes, and Senior Secured Notes, including our ability to satisfy our obligations under these notes; and changes in recommendations or a withdrawal of coverage by third party security analysts. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company's filings with the Securities and Exchange Commission ("SEC") over the last 12 months, copies of which are available from the SEC or from the Company upon request. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release or to reflect any changes in the Company's expectations after the date of this release or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Contacts
Investors: Ray Posadas
ir@winnebagoind.com

Media: Dan Sullivan
media@winnebagoind.com

Winnebago Industries, Inc.
Footnotes to News Release

Footnotes:

(1)     Fiscal third quarter 2025 adjusted EPS guidance excludes the pretax impact of intangible amortization of approximately $6 million and an asset impairment of approximately $1 million.

(2)    Source: Statistical Surveys Inc. for the trailing 12 months ended 3/31/2025.
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